Exhibit 99.1

TPG Reports Fourth Quarter and Full Year 2021 Earnings Results

San Francisco and Fort Worth, TX – March 28, 2022 – TPG Inc. (NASDAQ: TPG), a leading global alternative asset management firm, reported its unaudited fourth quarter and full year 2021 results. TPG issued a full detailed presentation of its fourth quarter and full year ended December 31, 2021 results, which can be viewed through the Shareholders section of TPG’s website at http://shareholders.tpg.com.

“Our results for the fourth quarter of 2021 marked the completion of an outstanding year for TPG, driven by significant growth and value creation across our five multi-product platforms,” said Jon Winkelried, Chief Executive Officer. “The recent completion of TPG’s $1.1 billion initial public offering marks an important milestone in our 30-year history of innovation and organic growth and we continue to demonstrate the tremendous earnings power of our business. The positive momentum across our platforms and funds has positioned us well and I would like to thank our team members, portfolio companies, fund investors, and shareholders, for their continued contributions to drive TPG’s long-term growth and investment success.”

Conference Call

TPG will host a conference call and live webcast at 11:00 a.m. ET. It may be accessed by dialing (866) 342-8591 (US toll-free) or (203) 518-9797 (international), using the conference ID TPGQ421. The number should be dialed at least ten minutes prior to the start of the call. A simultaneous webcast can be accessed through the Investor Relations section of TPG’s website at http://shareholders.tpg.com. A webcast replay will be made available on the Events page in the Investor Relations section of TPG’s website.

About TPG

TPG is a leading global alternative asset management firm founded in San Francisco in 1992 with $114 billion of assets under management and investment and operational teams in 12 offices globally. TPG invests across five multi-product platforms: Capital, Growth, Impact, Real Estate, and Market Solutions and our unique strategy is driven by collaboration, innovation, and inclusion. Our teams combine deep product and sector experience with broad capabilities and expertise to develop differentiated insights and add value for our fund investors, portfolio companies, management teams, and communities.

Shareholder contact:	Media contact:

Gary Stein	Luke Barrett
Tel: +1 212 601 4750	Tel: +1 415 743 1550
shareholders@tpg.com	media@tpg.com

Forward Looking Statements

This press release contains “forward-looking” statements based on the Company’s beliefs and assumptions and on information currently available to the Company. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance, business strategy and plans and objectives of management for future operations, including, among other things, statements regarding expected growth, future capital expenditures, fund performance and debt service obligations.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by any forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions, among various other risks.

For the reasons described above, we caution you against relying on any forward-looking statements, which should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov. Any forward-looking statement in this press release speaks only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise any forward-looking statement after the date of this press release, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of the press release.

This press release does not constitute an offer of any TPG Fund.